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[MFS(R) LOGO]

MFS(R) VARIABLE INSURANCE TRUST(SM)                                   PROSPECTUS
MAY 1, 2002                                                        INITIAL CLASS

   MFS(R) RESEARCH SERIES

   MFS(R) INVESTORS TRUST SERIES

This Prospectus describes two series of the MFS Variable Insurance Trust (referred to as the trust):

1. MFS RESEARCH SERIES seeks to provide long-term growth of capital and future income (referred to as the Research Series).

2. MFS INVESTORS TRUST SERIES seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income (referred to as the Investors Trust Series).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
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TABLE OF CONTENTS

                                                                          PAGE

I       Expense Summary                                                     1

II      Risk Return Summary                                                 2

         1. Research Series                                                 2

         2. Investors Trust Series                                          5

III     Certain Investment Strategies and Risks                             7

IV      Management of the Series                                            7

V       Description of Shares                                               8

VI      Other Information                                                   8

VII     Financial Highlights                                                9

        Appendix A -- Investment Techniques and Practices                  A-1
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      The trust offers shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). Two of these are described below.

   I  EXPENSE SUMMARY

-     EXPENSE TABLE

      This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do NOT take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

      ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM A SERIES' ASSETS):

                                                                    INVESTORS
                                                        RESEARCH      TRUST
                                                         SERIES      SERIES
                                                         ------      ------
      Management Fee                                      0.75%      0.75%
      Other Expenses(1)                                   0.15%      0.15%
                                                          ----       ----
      Total Annual Series Operating Expenses              0.90%      0.90%
        Expense Reimbursement                              N/A        N/A
                                                          ----       ----
        Net Expenses(1)                                   0.90%      0.90%

----------

      (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

            0.89% for Research Series           0.99% for Investors Trust Series

      (2) "Other Expenses" are based on estimated amounts for the current fiscal year.

-     EXAMPLE OF EXPENSES--INITIAL CLASS

      THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE SERIES WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THESE EXAMPLES DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES IMPOSED BY INSURANCE COMPANIES THROUGH WHICH YOUR INVESTMENT IN A SERIES MAY BE MADE.

      The examples assume that:

      - You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

      - Your investment has a 5% return each year and dividends and other distributions are reinvested; and

      - The series' operating expenses remain the same, except that for the Capital Opportunities Series, Mid Cap Growth Series, New Discovery Series, High Income Series, Strategic Income Series, Global Equity Series, Bond Series, Money Market Series and Value Series the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table on the previous page).

      Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                      PERIOD
                                    --------------------------------------
                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------
      Research Series                 $92       $287      $498      $1,108
      Investors Trust Series           92        287       498       1,108

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II RISK RETURN SUMMARY

   Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."


   1: RESEARCH SERIES

-  INVESTMENT OBJECTIVE

   The series' investment objective is long-term growth of capital and future income. This objective may be changed without shareholder approval.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share, and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter (OTC) markets. The series may invest in junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

   A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The committee allocates the series' assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objective within their assigned industry responsibility.

   The series may invest in foreign securities (including emerging market securities), through which it may have exposure to foreign currencies.

   The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - OVER-THE-COUNTER RISK: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the

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            series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   -  JUNK BOND RISK:

         - HIGHER CREDIT RISK: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   - ACTIVE OR FREQUENT TRADING RISK: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[CHART]

           1996         22.33%
           1997         20.26%
           1998         23.39%
           1999         24.05%
           2000         (4.85)%
           2001        (21.25)%

      During the period shown in the bar chart, the highest quarterly return was 21.88% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.46)% (for the calendar quarter ended September 30, 2001).

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   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                            1 YEAR            5 YEAR        LIFE*
   Research Series--Initial Class                           (21.25)%           6.64%        10.19%
   Standard & Poor's 500 Composite Stock Index**+           (11.88)%          10.70%        13.58%

----------

   * Series performance figures are for the period from the commencement of the series' investment operations, July 26, 1995, through December 31, 2001. Index returns are from August 1, 1995.

   ** Source: Standard & Poor's Micropal, Inc.

   + The Standard & Poor's 500 Composite Stock Index is a broad-based, unmanaged index of common stock total return performance. It is comprised of 500 widely held common stocks listed on the New York Stock Exchange
      (NYSE), American Stock Exchange (AMEX) and over-the-counter (OTC) market.

-  PORTFOLIO MANAGER

      The series is managed by a team of equity research analysts.

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   2: INVESTORS TRUST SERIES

-  INVESTMENT OBJECTIVES

   The series' investment objectives are mainly to provide long-term growth of capital and secondarily to provide reasonable current income. These objectives may be changed without shareholder approval. Prior to May 1, 2001 the series' investment objective was to provide reasonable current income and long-term growth of capital and income.

-  PRINCIPAL INVESTMENT POLICIES

   The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Stock Index.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

   The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

-  PRINCIPAL RISKS OF AN INVESTMENT

   The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

   The principal risks of investing in the series are:

   - MARKET RISK: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

   - COMPANY RISK: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

   - LARGE CAP COMPANIES RISK: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize smaller cap companies.

   - FOREIGN SECURITIES RISK: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the

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            series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

   - As with any mutual fund, you could lose money on your investment in the series.

   AN INVESTMENT IN THE SERIES IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

-  BAR CHART AND PERFORMANCE TABLE

   The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

   BAR CHART

   The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[CHART]

           1996         24.46%
           1997         29.78%
           1998         22.32%
           1999          6.69%
           2000         (0.15)%
           2001        (15.95)%

   During the period shown in the bar chart, the highest quarterly return was 18.29% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (13.38)% (for the calendar quarter ended September 30, 2001).

   PERFORMANCE TABLE

   This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and assumes the reinvestment of distributions.

   AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001

                                                            1 YEAR            5 YEAR         LIFE*
   Investors Trust Series--Initial Class                    (15.95)%           7.29%        10.73%
   Standard & Poor's 500 Composite Stock Index**+           (11.88)%          10.70%        13.17%

----------

   * Series performance figures are for the period from the commencement of the series' investment operations on October 9, 1995, through December 31, 2001. Index returns are from October 1, 1995.

   ** The Standard & Poor's 500 Composite Stock Index is a broad-based, unmanaged but commonly used measure of common stock total return performance. It is comprised of 500 widely held common stocks listed on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX) and over-the-counter (OTC) market.

   +  Source: Standard & Poor's Micropal, Inc.

-  PORTFOLIO MANAGERS
   The series is managed by a team of portfolio managers.

  III CERTAIN INVESTMENT STRATEGIES AND RISKS

-  FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

   Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

-  TEMPORARY DEFENSIVE POLICIES

   Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

-  ACTIVE OR FREQUENT TRADING

   Each series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

  IV MANAGEMENT OF THE SERIES

-  INVESTMENT ADVISER

   Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $137 billion as of December 31, 2001. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

   MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

   MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

-  ADMINISTRATOR

   MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

-  DISTRIBUTOR

   MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

-  SHAREHOLDER SERVICING AGENT

   MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

  V DESCRIPTION OF SHARES

   The trust offers two classes of shares--initial class shares and service class shares. Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus supplement. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

  VI OTHER INFORMATION

-  PRICING OF SERIES' SHARES

   The price of each series' shares is based on its net asset value. The net asset value of each series' shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable.

   The securities held by each series that trade in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the series' valuation time, generally at 4:00 p.m., Eastern time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the series' valuation time will not be reflected in the series' net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of the series' securities, the series may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the series' valuation time. The series may fair value securities in other situations, for example, when a particular foreign market is closed but the series is open.

   Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

   Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

-  DISTRIBUTIONS

   Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

-  TAX CONSIDERATIONS

   The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the net earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

   Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

-  RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

   Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a series determines that the level of exchanges on any day may be harmful to its remaining shareholders, the series may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming series.

-  EXCESSIVE TRADING PRACTICES

   The series do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the series and their shareholders, the series will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

-  IN-KIND DISTRIBUTIONS

   The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

-  UNIQUE NATURE OF SERIES

   MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

-  POTENTIAL CONFLICTS

   Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

  VII FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

1. RESEARCH SERIES--INITIAL CLASS

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2001         2000             1999          1998          1997
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period        $     20.80    $       23.34   $     19.05   $     15.80   $     13.13
                                              -----------    -------------   -----------   -----------   -----------
Income from investment operations# --
  Net investment income@                      $      0.03    $        0.01   $      0.02   $      0.06   $      0.05
  Net realized and unrealized gain on
    investments and foreign currency                (4.15)           (1.00)         4.52          3.59          2.62
                                              -----------    -------------   -----------   -----------   -----------
         Total from investment operations     $     (4.12)   $       (0.99)  $      4.54   $      3.65   $      2.67
                                              -----------    -------------   -----------   -----------   -----------
Less distributions declared to
  shareholders --
  From net investment income                  $     (0.00)*  $       (0.01)  $     (0.04)  $     (0.03)  $        --
  From net realized gain on investments
    and foreign currency transactions               (2.32)           (1.54)        (0.21)        (0.37)           --
  In excess of net realized gain on
     investments and foreign currency
       transactions                                 (0.04)              --            --            --            --
                                              -----------    -------------   -----------   -----------   -----------
         Total distributions declared to
            shareholders                      $     (2.36)   $       (1.55)  $     (0.25)  $     (0.40)  $        --
                                              -----------    -------------   -----------   -----------   -----------
Net asset value-- end of period               $     14.32    $       20.80   $     23.34   $     19.05   $     15.80
                                              -----------    -------------   -----------   -----------   -----------
Total return                                       (21.25)%          (4.85)%       24.05%        23.39%        20.26%
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                         0.89%            0.85%         0.86%         0.86%         0.92%
  Net investment income                              0.20%            0.05%         0.08%         0.33%         0.34%
Portfolio turnover                                     99%              93%           91%           83%           99%
Net assets at end of period (000 Omitted)     $   808,889    $   1,083,760   $   883,578   $   567,778   $   285,845

@ Prior to January 1, 1998, subject to reimbursement by the series, the investment adviser agreed to maintain the expenses of the series, exclusive of management fees, at not more than 0.15% of average daily net assets. To the extent actual expenses were over or under this limitation, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss)                                                                     $      0.06
        Ratios (to average net assets):
          Expenses##                                                                                            0.88%
          Net investment income (loss)                                                                          0.38%

----------
*   Per share amount was less than $0.01.
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.

2. INVESTORS TRUST SERIES--INITIAL CLASS


                                                                  YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------
                                                  2001         2000        1999        1998         1997
-------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
   throughout each period):
Net asset value -- beginning of period        $    21.00   $    21.31   $    20.11   $    16.44   $   12.98
                                              ----------   ----------   ----------   ----------   ---------
Income from investment operations# --
   Net investment income@                     $     0.10   $     0.12   $     0.12   $     0.13   $    0.16
   Net realized and unrealized gain on
      investments and foreign currency             (3.40)       (0.16)        1.22         3.54        3.70
                                              ----------   ----------   ----------   ----------   ---------
         Total from investment operations     $    (3.30)  $    (0.04)  $     1.34   $     3.67   $    3.86
                                              ----------   ----------   ----------   ----------   ---------
Less distributions declared to shareholders--
   From net investment income                 $    (0.09)  $    (0.10)  $    (0.06)  $       --   $   (0.07)
   From net realized gain on investments
      and foreign currency transactions            (0.35)       (0.17)       (0.08)          --       (0.29)
   In excess of net realized gain on
     investments and foreign currency
        transactions                               (0.14)          --           --           --       (0.04)
                                              ----------   ----------   ----------   ----------   ---------
         Total distributions declared to
            shareholders                      $    (0.58)  $    (0.27)  $    (0.14)  $       --   $   (0.40)
                                              ----------   ----------   ----------   ----------   ---------
Net asset value -- end of period              $    17.12   $    21.00   $    21.31   $    20.11   $   16.44
                                              ----------   ----------   ----------   ----------   ---------
Total return                                      (15.95)%      (0.15)%       6.69%       22.32%      29.78%
Ratios (to average net assets)/Supplemental
   data@:
   Expenses##                                       0.90%        0.87%        0.88%        0.95%       1.00%
   Net investment income                            0.54%        0.58%        0.56%        0.73%       0.93%
Portfolio turnover                                    84%          71%          72%          57%         42%
Net assets at end of period (000 Omitted)     $  502,723   $  492,481   $  390,762   $  244,310   $  58,045

@ Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were overunder this limitation, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss)                  --           --           --   $     0.14   $    0.13
        Ratios (to average net assets):
            Expenses##                                --           --           --         0.88%       1.10%
            Net investment income (loss)              --           --           --         0.80%       0.82%

----------
+   Annualized.
++  Not annualized.
#   Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from certain expense offset arrangements.

APPENDIX A                                                       RESEARCH SERIES

-     INVESTMENT TECHNIQUES AND PRACTICES

      In pursuing its investment objective and investment policies, the Research Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

      INVESTMENT TECHNIQUES/PRACTICES

      SYMBOLS                               X SERIES USES, OR CURRENTLY                  -- PERMITTED, BUT SERIES DOES NOT
                                              ANTICIPATES USING                             CURRENTLY ANTICIPATE USING
      --------------------------------------------------------------------------------------------------------------------
      DEBT SECURITIES

       ASSET-BACKED SECURITIES

        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                          --

        Corporate Asset-Backed Securities                  --

        Mortgage Pass-Through Securities                   --

        Stripped Mortgage-Backed Securities                --

       Corporate Securities                                 X

       Loans and Other Direct Indebtedness                 --

       Lower Rated Bonds                                    X

       Municipal Bonds                                     --

       U.S. Government Securities                           X

       Variable and Floating Rate Obligations               X

       Zero Coupon Bonds, Deferred Interest Bonds and PIK
        Bonds                                              --

      Equity Securities                                     X

      FOREIGN SECURITIES EXPOSURE

       Brady Bonds                                         --

       Depositary Receipts                                  X

       Dollar-Denominated Foreign Debt Securities           X

       Emerging Markets                                     X

       Foreign Securities                                   X

      Forward Contracts                                     X

      Futures Contracts                                     X

      Indexed Securities/Structured Products                X

      Inverse Floating Rate Obligations                    --

      INVESTMENT IN OTHER INVESTMENT COMPANIES

       Open-End Funds                                       X

       Closed-End Funds                                     X

      Lending of Portfolio Securities                       X

      LEVERAGING TRANSACTIONS

       Bank Borrowings                                     --

       Mortgage "Dollar-Roll" Transactions                  X

       Reverse Repurchase Agreements                       --

      OPTIONS

       Options on Foreign Currencies                        X

       Options on Futures Contracts                         X

       Options on Securities                                X

       Options on Stock Indices                             X

       Reset Options                                       --

       "Yield Curve" Options                               --

      Repurchase Agreements                                 X

      Short Sales                                           X

      Short Term Instruments                                X

      Swaps and Related Derivative Instruments             --

      Temporary Borrowings                                  X

      Temporary Defensive Positions                         X

      "When-Issued" Securities                              X

 APPENDIX A                                               INVESTORS TRUST SERIES

-     INVESTMENT TECHNIQUES AND PRACTICES

      In pursuing its investment objective and investment policies, the Investors Trust Series may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective. Investment techniques and practices which the series will use or currently anticipates using are denoted by a check (X) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

      INVESTMENT TECHNIQUES/PRACTICES

      SYMBOLS                               X SERIES USES, OR CURRENTLY                  -- PERMITTED, BUT SERIES DOES NOT
                                              ANTICIPATES USING                             CURRENTLY ANTICIPATE USING
      --------------------------------------------------------------------------------------------------------------------
      DEBT SECURITIES

       ASSET-BACKED SECURITIES

        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                          --

        Corporate Asset-Backed Securities                  --

        Mortgage Pass-Through Securities                   --

        Stripped Mortgage-Backed Securities                --

       Corporate Securities                                 X

       Loans and Other Direct Indebtedness                 --

       Lower Rated Bonds                                   --

       Municipal Bonds                                     --

       U.S. Government Securities                           X

       Variable and Floating Rate Obligations               X

       Zero Coupon Bonds, Deferred Interest Bonds and PIK
        Bonds                                               X

      Equity Securities                                     X

      FOREIGN SECURITIES EXPOSURE

       Brady Bonds                                         --

       Depositary Receipts                                  X

       Dollar-Denominated Foreign Debt Securities          --

       Emerging Markets                                     X

       Foreign Securities                                   X

      Forward Contracts                                     X

      Futures Contracts                                     X

      Indexed Securities/Structured Products               --

      Inverse Floating Rate Obligations                    --

      INVESTMENT IN OTHER INVESTMENT COMPANIES

       Open-End                                             X

       Closed-End                                           X

      Lending of Portfolio Securities                       X

      LEVERAGING TRANSACTIONS

       Bank Borrowings                                     --

       Mortgage "Dollar-Roll" Transactions                  X

       Reverse Repurchase Agreements                       --

      OPTIONS

       Options on Foreign Currencies                       --

       Options on Futures Contracts                        --

       Options on Securities                               --

       Options on Stock Indices                            --

       Reset Options                                       --

       "Yield Curve" Options                               --

      Repurchase Agreements                                 X

      Short Sales                                           X

      Short Term Instruments                                X

      Swaps and Related Derivative Instruments             --

      Temporary Borrowings                                  X

      Temporary Defensive Positions                         X

      "When-Issued" Securities                              X

MFS(R) VARIABLE INSURANCE TRUST(SM)

If you want more information about the trust and its series, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2002, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE TRUST AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE TRUST AND ITS SERIES, BY CONTACTING:

      MFS Service Center, Inc.
      2 Avenue de Lafayette
      Boston, MA 02111-1738
      Telephone: 1-800-343-2829, EXT. 3500
      Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

      Public Reference Room
      Securities and Exchange Commission
      Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

      The trust's Investment Company Act file number is 811-8326

                                                   MSG 11/98 224M 90/290/390/890